OPPENHEIMER EMERGING TECHNOLOGIES FUND
                      Supplement dated July 3, 2000 to the
                         Prospectus dated April 25, 2000

The Prospectus is changed as follows:

     1. The section of the Prospectus entitled "How Do Share Classes Affect Payments to my Broker?" beginning on page 18 is revised deleting the entire second paragraph and substituting the following:

          The Distributor will use its own resources to pay dealers of record an extra commission of 0.50% on the total value of sales of Class A shares that are sold on or after July 1, 2000 subject to an initial sales charge and 0.50% on the total value of sales of Class B shares of the Fund sold on or after July 1, 2000. This extra commission paid by the Distributor will terminate on September 30, 2000.

     2. The section of the Prospectus entitled "How Can You Buy Class A Shares?" is revised by deleting on page 18 the third sentence of the second paragraph.



        July 3, 2000                                                  PS0765.001